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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                          DATE OF REPORT: MAY 19, 1999


                               INSILCO CORPORATION
             (Exact Name of Registrant as specified in its charter)


           Delaware                      0-22098                06-0635844
           --------                      -------                ----------
(State or other jurisdiction of   (Commission File No.)        (IRS Employer
 incorporation or organization)                           Identification Number)


                              425 Metro Place North
                                   Fifth Floor
                               Dublin, Ohio 43017
                                 (614) 792-0468

               (Address, including zip code, and telephone number
                       including area code of Registrant's
                          principal executive offices)
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ITEM 5.  OTHER EVENTS.

Insilco Holding Co.'s press release issued May 19, 1999 is attached as an exhibit and is incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

     (c)   Exhibits.

           Exhibit No.                            Description

              99 (a)            Press release of Insilco Holding Co. issued May
                                19, 1999.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                   INSILCO CORPORATION
                                         ---------------------------------------
                                         Registrant

Date: May 19, 1999                   By:  /s/ Michael R. Elia
                                         ---------------------------------------
                                         Michael R. Elia
                                         Vice President and Corporate Controller

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                                  EXHIBIT INDEX



   Exhibit No.                            Description

     99 (a)         Press release of Insilco Holding Co. issued May 19, 1999.

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